     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN VIOLATION OF ANY APPLICABLE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND (ii) COMPLIANCE WITH
     SECTION 8 OF THIS WARRANT AND SECTION 4.4 OF THE PURCHASE
     ---------                     -----------
     AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED. COPIES OF SUCH PURCHASE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

                               WARRANT

No. 1                                                             April 16, 1999

            TO PURCHASE 2,400,000 SHARES OF COMMON STOCK,
                      PAR VALUE $.01 PER SHARE,
                     OF NEWPARK RESOURCES, INC.

1.   Definitions. Unless the context otherwise requires, when used herein the
     -----------
     following terms shall have the meaning indicated.

     "Affiliate" means with respect to any Person, any other Person directly, or
      ---------
     indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition, the term "control" (and correlative terms "controlling," "controlled by" and "under common control with") means possession of the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

     "Beneficially Own" or "Beneficial Ownership" has the meaning set forth in
      ----------------      --------------------
     Rules 13d-3 and 13d-5 of the Exchange Act.

     "Board" means the Board of Directors of the Company.
      -----

     "Business Combination"means (i) any consolidation or merger of the Company
      --------------------
     with or into any Person or any Person with or into the Company, or (ii) any issuance by the Company of shares of Common Stock or Common Stock Equivalents, in one or a series of related transactions, in connection with the acquisition of assets (other than cash) or securities by the Company or a Subsidiary of the Company (including by way of a merger of a Subsidiary of the Company with or into a Person), or (iii) the sale, assignment, conveyance, transfer, lease or other disposition by the Company, in one or a series of related transactions, of all or substantially all of its assets followed by a liquidation of the Company.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
     shall be a legal holiday or a day on which banking institutions in Houston, Texas or New Orleans, Louisiana generally are authorized or required by law or other governmental actions to close.

     "Capital Stock" means (i) with respect to any Person that is a corporation,
      -------------
     any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

     "Certificate of Designation" means the Certificate of Designation relating
      --------------------------
     to the Preferred Stock filed with the Secretary of State of the State of Delaware on April 14, 1999.

     "Change of Control" shall mean any event constituting the consummation of
      -----------------
     any Business Combination except where (i) (A) if the Common Stock or Voting Stock of the Company is converted into or exchanged for cash, securities or other property, the shareholders of the Company immediately prior to such Business Combination own (in substantially the same proportion relative to each other as such shareholders owned the Common Stock or Voting Stock of the Company, as the case may be, immediately prior to such consummation)
     (x) 50.1% or more of the Voting Stock of the surviving or transferee entity immediately after such Business Combination, and (y) 50.1% or more of the outstanding common stock of the surviving or transferee entity immediately after such Business Combination, or (B) if the Common Stock or Voting Stock of the Company is not converted into or exchanged for cash, securities or other property, the shareholders of the Company immediately prior to such Business Combination own (in substantially the same proportion relative to each other as such shareholders owned the Common Stock or Voting Stock of the Company, as the case may be, immediately prior to such consummation)
     (x) 50.1% or more of the Voting Stock of the Company immediately after such Business Combination, and (y) 50.1% or more of the Common Stock immediately after such Business Combination, (ii) the members of the Board immediately prior to the entering into the agreement relating to such Business Combination (or if no such agreement is entered into, then immediately prior to the consummation of such Business Combination) constitute at least a majority of the Board (in the case of a transaction described in clause
     (i)(B) of this definition) or the board of directors of the surviving or transferee entity (in the case of a transaction described in clause (i)(A) of this definition) immediately after such

     Business Combination, with no agreements or arrangements in place immediately after such consummation that would result in the members of the Board immediately prior to the entering into the agreement relating to such Business Combination ceasing to constitute at least a majority of the Board or the board of directors of the surviving or transferee entity, as applicable and (iii) no Person or Group of Persons immediately after such Business Combination is the Beneficial Owner of 35% or more of the total outstanding Common Stock or Voting Stock of the Company (in the case of a transaction described in clause (i)(B) of this definition) or of the total outstanding Voting Stock or common stock of the surviving or transferee entity (in the case of a transaction described in clause (i)(A) of this definition), as applicable; provided, however, that if a Person or Group of Persons was on the date one year prior to the consummation of such Business Combination a Beneficial Owner of 35% or more of the total outstanding Voting Stock of the Company or Common Stock, then the condition provided for in this clause (iii) will be deemed to be met as long as such Person or Group of Persons does not immediately after such consummation Beneficially Own a greater percentage of (in the case of a transaction described in clause (i)(A) of this definition) the total outstanding Voting Stock or common stock of the surviving or transferee entity or (in the case of a transaction described in clause (i)(B) of this definition) the total outstanding Voting Stock of the Company or the Common Stock than the percentage of the total outstanding Voting Stock of the Company or Common Stock that such Person or Group of Persons Beneficially Owned one year prior to such consummation and no other Person or Group of Persons immediately after such Business Combination is the Beneficial Owner of 35% or more of (in the case of a transaction described in clause (i)(A) of this definition) the total outstanding Voting Stock or common stock of the surviving or transferee entity or (in the case of a transaction described in clause (i)(B) of this definition) the total outstanding Voting Stock of the Company or the Common Stock. In calculating the percentage of the Voting Stock owned where there is more than one class or series of Voting Stock, the percentage of the Voting Stock shall be calculated based on the number of votes eligible to be cast in the election of directors generally. In calculating the percentages of Voting Stock and Common Stock or common stock, as the case may be, owned for purposes of this definition, such calculation shall be calculated on a basis assuming the exercise or conversion in full of all Common Stock Equivalents and on a basis disregarding all Common Stock Equivalents, and the percentage which results in the lower percentage owned by the shareholders of the Company shall apply in the application of clause (i) above.

     "Common Stock" means the Company's common stock, par value $.01 per share,
      ------------
     and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to a Business Combination to which the Company is a party.

     "Common Stock Equivalents" means (without duplication with any other Common
      ------------------------
     Stock or common stock, as the case may be, or Common Stock Equivalents) rights, warrants, options, convertible securities or exchangeable securities, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, or common stock, as the case may be, whether at the time of issuance or upon the passage of time or the occurrence of some future event, including the Warrants.

     "Company" means Newpark Resources, Inc., a Delaware corporation.
      -------

     "DGCL" means the General Corporation Law of the State of Delaware, as
      ----
     amended, or any successor statute or other legislation.

     "Early Exercise Event" means the occurrence of any of the following: (i) an
      --------------------
     agreement providing for a Business Combination that will result in a Change of Control is approved by the Board, (ii) a Tender Offer for the Common Stock is approved or recommended by the Board or (iii) prior to the second day preceding the expiration of a Tender Offer for Common Stock which is not approved or recommended by the Board, the Company does not have in effect a typical shareholders' rights plan with a threshold of 20% or less or such shareholders rights plan ceases to be in effect prior to the expiration of such Tender Offer or the application of such shareholders rights plan is waived with respect to any Person making such Tender Offer.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
     any successor statute, and the rules and regulations promulgated thereunder.

     "Excluded Stock" means shares of Common Stock issued by the Company (or
      --------------
     that would otherwise be deemed issued pursuant to Section 13(A)(ii)) (i)
                                                       -----------------
     pursuant to a transaction described in Section 13(B), Section 13(C) or
                                            -------------  -------------
     Section 13(D) or upon conversion of shares of Capital Stock (but not the
     -------------
     issuance of such Capital Stock which will be subject to the provisions of

     Section 13(A)(ii)) or (ii) to directors, officers, employees, consultants
     -----------------
     and advisors of the Company and/or its Subsidiaries pursuant to employee benefit plans (as such term is defined for purposes of Form S-8 under the Securities Act) approved by the Board.

     "Exercise Price" has the meaning given to it in Section 2.
      --------------                                 ---------

     "Expiration Time" has the meaning given to it in Section 3.
      ---------------                                 ---------

     "Group" means a group as contemplated by Section 13(d)(3) of the Exchange
      -----
     Act.

     "Market Price" means, with respect to a particular security, on any given
      ------------
     day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the applicable security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (i) the closing sale price for such day reported by the NASDAQ Stock Market if such security is traded over-the-counter and quoted in the NASDAQ Stock Market, or (ii) if such security is so traded, but not so quoted, the average of the closing reported bid and asked prices of such security as reported by the NASDAQ Stock Market or any comparable system, or (iii) if such security is not listed on the NASDAQ Stock Market or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors of the Company.

     "Ordinary Cash Dividends" means any cash dividend or distribution which,
      -----------------------
     when combined on a per share of Common Stock basis with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in Section 13 and excluding cash dividends or
                               ----------
     distributions that resulted in an adjustment to the Exercise Price), does not exceed 5% of the Market Price of a share of Common Stock on the trading day immediately preceding the date of declaration of such dividend or distribution.

     "Person" means an individual or a corporation, partnership, trust,
      ------
     incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Preferred Stock" means the Series A Cumulative Perpetual Preferred Stock
      ---------------
     of the Company or successor preferred stock as contemplated by Section 5(C)(ii)(A)(y) of the Certificate of Designation.

     "Purchase Agreement" means the Purchase Agreement, dated as of April 8,
      ------------------
     1999, among the Company and the purchaser named therein, including all schedules and exhibits thereto.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
     successor statute, and the rules and regulations promulgated thereunder.

     "Shares" is defined in Section 2.
      ------

     "Stated Value" is an amount equal to $100.00 per share of Preferred Stock.
      ------------

     "Subsidiary" of a Person means (i) a corporation, a majority of whose stock
      ----------
     with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

     "Tender Offer" means any transaction to which Regulation 14D of the
      ------------
     Exchange Act applies.

     "Voting Stock" of a Person means Capital Stock of such Person of the class
      ------------
     or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of the board of directors, managers or trustees of such Person.

     "Warrantholder" has the meaning given to it in Section 2.
      -------------                                 ---------

     "Warrants" means this Warrant.
      --------

2.   Number of Shares; Exercise Price. This certifies that, for value received,
     --------------------------------
     SCF-IV, L.P. or its registered assigns (the "Warrantholder") is entitled,
                                                  -------------
     upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, an aggregate of 2,400,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, (the "Shares") of the Company, at a purchase price of $8.50 per
                  ------
     Share (the "Exercise Price"). The number of Shares and the Exercise Price
                 --------------
     are subject to adjustment as provided herein, and all references to "Shares", "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

3.   Exercise of Warrant; Term.  The right to purchase the Shares represented by
     -------------------------
     this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the earlier of October 15, 2000 and the occurrence of an Early Exercise Event but in no event later than 11:59 p.m. Central Time, on April 15, 2006 (the "Expiration Time"), by (a) the
                                           ---------------
     surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive offices of the Company (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (b) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder in one of the following manners:

          (i) by tendering in cash or by certified or cashier's check or wire transfer payable to the order of the Company; or

          (ii) by having the Company withhold shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the average Market Price of the Common Stock for the five trading day period ending on and including the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company (the "Notice of Exercise Date") unless an event resulting in an adjustment to the Exercise Price has occurred during such five day period, in which case, for purposes of computing the five day average, the Market Price of the Common Stock for the trading days prior to the effectiveness of such event shall be adjusted in the same manner as the Exercise Price; or

          (iii) by tendering to the Company that number of shares of Preferred Stock rounded to the nearest whole share equal to the aggregate Exercise Price as to which this Warrant is so exercised divided by the sum of (1) the Stated Value of the Preferred Stock plus (2) any accrued but unpaid dividends thereon; provided, however, that shares of Preferred Stock may not be tendered pursuant to this Section 3(iii) prior to April 15, 2004; provided, further, however, that after April 15, 2002 and prior to April 15, 2004, shares of Preferred Stock may be so tendered with the consent of the Company, which consent may be given or withheld in the sole discretion of the Company. On or after April 15, 2004, any and all shares of Preferred Stock may be tendered.

     Upon the surrender of this Warrant as herein provided and the issuance of a certificate or certificates for Shares as provided in Section 4, the surrendered Warrant shall be deemed cancelled. The Company, in its discretion, may condition any exercise of this Warrant on the Warrantholder's confirmation of the representations and warranties of the "Purchaser" as set forth in Sections 4.3, 4.4(b), 4.5 and 4.6 (to the
                                 ------------  ------  ---     ---
     extent the Company has provided the access and opportunity referred to in such Section 4.6) of the Purchase Agreement, with appropriate
          -----------
     modifications, as and to the extent the same may be applicable to the Warrant exercise; provided, however, that such condition shall not affect the effective date of such exercise of the Warrant. If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, not exceeding three (3) Business Days, a new Warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant immediately prior to such exercise and the number of Shares as to which this Warrant is so exercised.

4.   Issuance of Shares; Authorization; Listing.  Certificates for Shares issued
     ------------------------------------------
     upon exercise of this Warrant will be issued and registered in the name of the Warrantholder, or subject to compliance with the provisions of Section
                                                                        -------
     8, in such other name or names as the Warrantholder may designate and will
     -
     be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3
                                                                   ---------
     will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by or imposed upon the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that, to the extent permitted by law, the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock issuable upon exercise of this Warrant. The Company will procure, at its sole expense, the listing of the Shares and other securities issuable upon exercise of this Warrant, subject to issuance or notice of issuance on all stock exchanges on which the Common Stock or such other securities are then listed. The Company will take all action as may be reasonably necessary to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded, subject to the compliance of the Warrantholder with the conditions set forth in the penultimate sentence of Section 3 and any other applicable
                                              ---------
     provisions of this Warrant.

5.   No Fractional Shares or Scrip.  No fractional Shares or scrip representing
     -----------------------------
     fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment based upon the Market Price of the Common Stock less the Exercise Price for such fractional share.

6.   No Rights as Shareholders; Transfer Books.  This Warrant does not entitle
     -----------------------------------------
     the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books on any Business Day against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7.   Charges, Taxes and Expenses.  Issuance of certificates for shares upon the
     ---------------------------
     exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, whenever any such certificates shall be registered in a name or names other than the name of the Warrantholder or such holder's nominee, all stock transfer taxes shall be paid by the Warrantholder.

8.   Transfer/Assignment.
     -------------------

          (A)  Restrictions on Transfer.  The Warrantholder agrees not to make
               ------------------------
     any disposition of all or any portion of this Warrant or the Shares unless and until:

               (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition (and such disposition is registered or qualified under all applicable state securities laws) and such disposition is made in accordance with such registration statement and all requirements of applicable federal and state securities laws;

               (ii) (a) the Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement in reasonable detail of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, the Warrantholder shall have furnished the Company with an opinion of counsel, satisfactory in form and substance to the Company, that such disposition will not require registration or qualification under the Securities Act or any state securities laws; or

               (iii) Shares are sold pursuant to Rule 144 promulgated under the Securities Act.

     In the discretion of the Company, the Company may condition any transfer of all or any portion of this Warrant or Shares (other than a disposition satisfying the conditions set forth in Section 8(A)(i) or 8(A)(iii) or a distribution by SCF-IV, L.P. of Shares to its partners such that such partners upon receipt of such Shares will be eligible to sell such Shares pursuant to Rule 144(k) promulgated under the Securities Act, provided that, in the case of any such distribution, SCF-IV, L.P. shall have provided to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to such effect) upon the transferee's delivery to the Company of a written agreement, in form and substance satisfactory to the Company, whereby the transferee (i) makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the "Purchaser" set forth in Article IV of the Purchase Agreement, as and to the extent applicable to the proposed disposition, and
     (ii) agrees to be bound by the transfer restrictions set forth in this Section 8.

          (B) Mechanics of Permitted Transfers.  Subject to compliance with
              --------------------------------
     Section 8(A), this Warrant and all rights hereunder are transferable, in
     ------------
     whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3; provided, however, that in no event shall this
                  ---------
     Warrant be transferred prior to the earlier of October 15, 2000 or the Early Exercise Event. SCF-IV, L.P. acknowledges and agrees that the foregoing restriction on transfer is reasonable in light of the nature of the transactions contemplated by the Purchase Agreement and its investment goals in connection with its acquisition of the securities issued pursuant thereto. All expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the
                                          ---------
     Company.  The restrictions imposed by Section 8(A) shall terminate as to
                                           ------------
     the Warrant and/or Shares, as the case may be, (i) when such security has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such security and all requirements of applicable federal and state securities laws, (ii) when, in the opinion of counsel for the Company, such restrictions are no longer required in order to achieve compliance with the Securities Act and applicable state securities laws or (iii) when Shares have been sold pursuant to Rule 144 or Shares have been distributed by SCF-IV, L.P. to its partners in the manner referred to in the last sentence of Section 8(A).
                                                                ------------
          (C) Legends.  This Warrant (and any new or replacement warrants) and
              -------
     certificates for the Shares, and any securities issued in respect thereof or exchange therefor, shall bear a legend substantially similar to the legend on the first page of this Warrant and any legend required by any state securities laws to the extent such laws are applicable to the securities represented by the warrants or certificates in question. The Company is authorized to notify its transfer agent of the status of any securities bearing the foregoing legend(s) and to take such other action as shall be reasonable and proper to prevent any violation of the Securities Act or any state securities laws.

9.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon the
     --------------------------------
     surrender hereof, properly endorsed, by the Warrantholder at the office or agency of the Company described in Section 3, for a new warrant or warrants
                                        ---------
     of like tenor and date representing the right to purchase in the aggregate a like number of Shares. The Company shall maintain at the office or agency described in Section 3 a registry showing the name and address of
                            ---------
     the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at such office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10.  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the
     -------------------------------------------------
     Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, of an indemnity letter (reasonably satisfactory to the Company) by an institutional Warrantholder, or in other cases, indemnity or security reasonably satisfactory to it, and in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant or warrants of like tenor and date, in lieu of this Warrant.

11.  Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the
     ---------------------------------
     taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12.  Rule 144 Information. The Company covenants that it will file the reports
     --------------------
     required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information), all to the extent required from time to time to enable such holder to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13.  Adjustments and Other Rights.  The Exercise Price and the number of Shares
     ----------------------------
     issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

          (A) Common Stock Issued at Less than Exercise Price.  If the Company
              -----------------------------------------------
     issues or sells any Common Stock other than Excluded Stock for cash for a consideration per share less than the then Exercise Price, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by multiplying (x) the number of shares issuable upon the exercise of this Warrant immediately prior to such issuance or sale by (y) a fraction, (1) the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares issuable upon the exercise of this Warrant immediately prior to such issuance or sale and (2) the denominator of which is the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares issuable upon the exercise of this Warrant immediately prior to such issuance. Anything herein to the contrary notwithstanding, an adjustment of the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A) shall not result in
                                               -------------
     any adjustment of the Exercise Price. For the purposes of any adjustment of the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:
          -------------

               (i) In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

               (ii) In the case of the issuance after the date of this Agreement of (a) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (b) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                    (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i)), if any, received by the
                                     ----------------
                         Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in Section 13(A)(i)), if any, to be received
                                     ----------------
                         by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                    (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such number of Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                    (4) on the expiration or cancellation of any such options, warrants or rights (without exercise), the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), or the expiration or cancellation of any options, warrants or rights (without exercise) to purchase or acquire such convertible or exchangeable securities, if the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance thereof, the number of Shares issuable upon exercise of this Warrant shall forthwith be readjusted to such number of Shares as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities or such options, warrants or rights to purchase or acquire such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such options, warrants or rights related to such convertible or exchangeable securities and the subsequent conversion or exchange thereof; and

                    (5) if the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities or options, warrants or rights related to such convertible or exchangeable securities, no further adjustment of the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no decrease in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to subclauses (1) or (2) of this
                         Section 13(A)(ii).
                         -----------------

          (B)  Stock Splits, Subdivisions, Reclassifications or Combinations. If
               -------------------------------------------------------------
     the Company shall (1) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (2) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date; successive adjustments in the number of shares issuable upon exercise of this Warrant shall be made whenever any event specified above shall occur. In such event the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (i) the product of (a) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (b) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (ii) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence. In the case of any adjustment made pursuant to this Section 13(B) as of the record date
                                          -------------
     for any dividend or distribution, if such dividend is not paid or such distribution is not made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant, as then in effect, shall be readjusted, effective as of the date when the Board determines not to pay such dividend or make such distribution, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

          (C)  Other Distributions. In case the Company shall fix a record date
               -------------------
     for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Company or any Subsidiary or (iii) of assets (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in
                    -------------
     connection with the adoption or implementation of a typical shareholders rights plan as long as, but only as long as, such rights plan is not triggered), in each such case the Exercise Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Market Price per share of Common Stock on such record date, less (2) the fair market value (as reasonably determined by the Board) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, and
     (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding on such record date multiplied by the Market Price per share of Common Stock on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (i) the product of
     (a) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (b) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

          (D)  Business Combinations. If any Business Combination other than a
               ---------------------
     Business Combination referred to in clause (ii) of the definition thereof or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)) is effected in such a way that holders of Common Stock are entitled to receive shares of stock, other securities or property (including cash) as a result of their Common Stock ownership, the Warrantholder, upon exercise of this Warrant after the date of such Business Combination or reclassification, shall be entitled to receive the number of shares of stock or other securities or property (including cash) to which the shares of Common Stock issuable upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled upon such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

          (E)  Failure to Pay Dividends. If the Company fails to pay any
               ------------------------
     dividend scheduled to be paid on the Preferred Stock and such failure continues beyond the 75th day following the date of such scheduled payment, then the Warrantholder may elect by giving written notice of such election to the Company at any time prior to the tenth day following the payment by the Company of all then accrued but unpaid dividends on the Preferred Stock to reset the Exercise Price to the price determined by multiplying (i) 1.2 by (ii) the average of the daily high and low trading prices for the Common Stock for each of the days on which the Common Stock was traded (based on reports published by the Wall Street Journal) during the 30 consecutive calendar days ending on the day immediately preceding the date that the Company receives such election notice from the Warrantholder. Only one adjustment may be made to the Exercise Price pursuant to the provisions of this Section 13(E); provided,
                                                       -------------
     however, subsequent adjustments to such adjusted Exercise Price and to the number of shares acquirable upon exercise of this Warrant shall be made as contemplated by the other paragraphs of this Section 13.
                                                  ----------

          (F)  Rounding of Calculations; Minimum Adjustments. All calculations
               ---------------------------------------------
     under this Section 13 shall be made to the nearest one-tenth (1/10/th/) of
                ----------
     a cent or to the nearest one-hundredth (1/100/th/) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding,
                                    ----------
     no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made (unless the only adjustment is to the number of Shares for which this Warrant may be exercised, in which case the adjustment shall be made) if the amount of such adjustment to the Exercise Price would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

          (G)  Timing of Issuance of Additional Common Stock Upon Certain
               ----------------------------------------------------------
     Adjustments. In any case in which the provisions of this Section 13 shall
     -----------                                              ----------
     require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment (based upon the Exercise Price in effect before the adjustment) and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

          (H)  Statement Regarding Adjustments. Whenever the Exercise Price or
               -------------------------------
     the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file, at
                             ----------
     the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company's records.

          (I)  Notices. In the event that the Company shall propose to take any
               -------
     action of the type described in Section 13(C), or (D) (but only if such
                                     -------------     ---
     action would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(H), which notice
                                                   -------------
     shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          (J)  No Impairment. The Company will not, by amendment of its
               -------------
     Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder set forth herein.

14.  Governing Law. Subject to the provisions of Section 8 and of Section 4 of
     -------------                               ---------        ---------
     the Purchase Agreement, the rights and obligations of the Company and the Warrantholder hereunder shall be binding upon and inure to the benefit of their respective successors and assigns. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of Delaware, without giving effect to the conflict of laws principles.

15.  Attorneys' Fees. In any litigation, arbitration or court proceeding between
     ---------------
     the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

16.  Amendments. This Warrant may be amended and the observance of any term of
     ----------
     this Warrant may be waived only with the written consent of the Company and Warrantholders then owning Warrants entitled to purchase a majority of the Shares then acquirable upon exercise of all outstanding Warrants.

17.  Notice. All notices hereunder shall be in writing and shall be effective
     ------
     (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated in the Purchase Agreement for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex
                 ---------
     number and/or to the attention
     of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

18.  Prohibited Actions. The Company agrees that it will not take any action
     ------------------
     which would entitle the Warrantholder to an adjustment to the number of shares issuable upon exercise of this Warrant if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights or otherwise reserved for issuance, would exceed the total number of shares of Common Stock then authorized by its Certificate of Incorporation.

19.  Entire Agreement. This Warrant and the forms attached hereto contain the
     ----------------
     entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

Dated:  April 16, 1999

                              NEWPARK RESOURCES, INC.



                              /s/ Matthew W. Hardey
                              ---------------------
                              Name:  Matthew W. Hardey
                              Title:  Vice President and Chief Financial Officer

                         [FORM OF NOTICE OF EXERCISE]

                                     Date:


TO:  Newpark Resources, Inc.

RE:  Election to Subscribe for and Purchase Common Stock

1. [_] The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby
                                              ---------
          agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below.

Number of Shares of Common Stock:   ___________

Method of Payment of Exercise Price (check one box only):

     [_]  in accordance with Section 3(b)(i) of the Warrant; or
                             ---------------

     [_]  in accordance with Section 3(b)(ii) of the Warrant; or
                             ----------------

     [_]  in accordance with Section 3(b)(iii) of the Warrant.
                             -----------------

2. [_] The attached Warrant is not being exercised in full. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

3. [_] The undersigned acknowledges that the shares of Common Stock issuable upon exercise of the Warrant are subject to the restrictions on transfer set forth in Section 8 of the Warrant and, by its signature
                                ---------
          below, agrees to be bound by and to comply with such restrictions.

Name and Address of Person to be Issued New Warrant:

_____________________________________________
_____________________________________________
_____________________________________________


Capitalized terms used herein shall have the meaning set forth in the attached Warrant.

                                    Holder:


                                    By:
                                    Name:
                                    Title: